SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

  Filed by the registrant  /x/
  Filed by a party other than the registrant / /
  Check the appropriate box:
  / /  Preliminary proxy statement          / /  Confidential,  for  Use of the
                                                 Commission Only (as)
  /x/  Definitive proxy statement                permitted by Rule 14a-6(e)(2))
  / /  Definitive additional materials
  / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           Darling International Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  /x/   No fee required.
  / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)   Title of each class of securities to which transaction applies:

   (2)   Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)   Proposed maximum aggregate value of transaction:

   (5)   Total fee paid:

              -----------------------

  / /    Fee paid previously with preliminary materials:
                       N/A
               --------------------

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)   Amount previously paid:

   (2)   Form, schedule or registration statement no.:

   (3)   Filing party:

   (4)   Date filed:

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                           DARLING INTERNATIONAL INC.
                          251 O'Connor Ridge Boulevard
                                    Suite 300
                               Irving, Texas 75038

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 27, 1998


     To the Stockholders of Darling International Inc.:

NOTICE IS HEREBY GIVEN that the 1998 annual meeting of stockholders of Darling International Inc. will be held on Wednesday, May 27, 1998 at 10:00 a.m., at The Mansion on Turtle Creek, 2821 Turtle Creek, Dallas, Texas for the following purposes:

         (1) to elect five directors of Darling International Inc. to serve until the next annual meeting of stockholders; and

         (2) to consider and approve an amendment to the 1994 Employee flexible Stock Option Plan of Darling International Inc.; and

         (3) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                  The Board of Directors has fixed the close of business on April 15, 1998 as the record date for determination of stockholders entitled to notice of and vote at the meeting or any adjournment or postponement thereof.

                  The Annual Report of Darling International Inc. for the fiscal year ended January 3, 1998 is enclosed for your convenience.

STOCKHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                   By Order of the Board of Directors


                                   /s/  Joseph R. Weaver, Jr.
                                   ---------------------------
                                   Joseph R. Weaver, Jr.
                                   Secretary

                                   May 5, 1998

                           DARLING INTERNATIONAL INC.
                          251 O'Connor Ridge Boulevard
                                    Suite 300
                               Irving, Texas 75038


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 27, 1998

         The enclosed proxy is solicited by the Board of Directors of Darling International Inc. (the "Company"). This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), on or about May 5, 1998, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders, including any adjournments or postponements thereof (the "Meeting") to be held at The Mansion on Turtle Creek, 2821 Turtle Creek, Dallas, Texas, on Wednesday, May 27, 1998, at 10:00 a.m.

                             SOLICITATION OF PROXIES

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. The Company will also use the services of the proxy solicitation firm of Corporate Investor
Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

                               PURPOSE OF MEETING

         At the Meeting, action will be taken to (1) elect five directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified and (2) amend the 1994 Employee Flexible Stock Option Plan (the "1994 Plan") to increase the number of shares of Common Stock, issuable thereunder from 2,052,198 shares to 2,552,198 shares. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended January 3, 1998, return it in the envelope provided for that purpose. If the accompanying proxy card is properly signed and returned to the Company prior to the Meeting, it will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement.

                               REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy. Any such later-dated proxy should be sent to the attention of Joseph R. Weaver, Jr., Darling International Inc., 251 O'Connor Ridge Blvd., Suite 300, Irving, TX 75038. Attendance at the Meeting will not by itself constitute a revocation of a proxy.

                         QUORUM AND VOTING REQUIREMENTS

         Only stockholders of record as of the close of business on April 15, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 15,580,152 shares of Common Stock issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to five individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement.

         A vote of majority of the shares of Common Stock present in person or by proxy is required to approve the amendment to the 1994 Plan.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors but will have the effect of a vote against the proposal to amend the 1994 Plan.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

         The current Board of Directors consists of five members. At the Meeting, five directors, to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified, are to be elected. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company, if any, and certain other information.

    Name                  Age     Principal Occupation                                 Director Since
  Fredric J. Klink        64      Mr.  Klink has been a partner at the law firm        April 1995
                                  of Dechert Price & Rhoads for more than five
                                  years.      Mr. Klink's      law     practice
                                  concentrates on mergers and acquisitions,
                                  securities,   and   international   work.  He
                                  received his LL.B. from Columbia Law School
                                  in 1960.

  Dennis B. Longmire      53      Dr.  Longmire  has served as  Chairman of the        March 1995
                                  Board  and  Chief  Executive  Officer  of the
                                  Company  since  March  1995.  Prior  to that,
                                  Dr.   Longmire  was   President  of  Premiere
                                  AgriTechnologies,  a wholly owned  subsidiary
                                  of  Archer-Daniels-Midland   Co.  ("A.D.M.").
                                  From  1969 to  January  1994,  at which  time
                                  Central  Soya  Co.,  Inc.   ("Central")   was
                                  acquired   by  A.D.M.,   Dr.   Longmire   was
                                  employed  by Central,  where he held  various
                                  management  positions,  including  Group Vice
                                  President   for  Feed.   Dr.   Longmire  also
                                  serves  as  a  director  of  Terra   Nitrogen
                                  Corporation.

  Denis J. Taura          58      In October 1991,  Mr. Taura founded  D. Taura        December 1993
                                  & Associates,  a management  consulting firm,
                                  of which Mr. Taura  serves as chairman.  From
                                  January 1995 through  October 1996, Mr. Taura
                                  was also  affiliated with Zolfo Cooper LLC, a
                                  management  consulting  firm.  From  1972  to
                                  October  1991,  Mr.  Taura was a partner with
                                  KPMG  Peat  Marwick.  Mr.  Taura  serves as a
                                  director   of  Best   Products   Co.,   Inc.;
                                  Healthcare    America    Inc;    and   Geonex
                                  Corporation.



  Bruce Waterfall         60      Mr.  Waterfall is President and co-founder of        March 1995
                                  Morgens,  Waterfall,   Vintiadis  &  Company,
                                  Inc., ("Morgens,  Waterfall").  Mr. Waterfall
                                  has been a  professional  money  manager  and
                                  analyst  for  more  than  twenty-five  years.
                                  Mr.  Waterfall serves as a director of Geonex
                                  Corporation and Elsinore Corporation.
                                  Entities  controlled  by  Morgens,  Waterfall
                                  beneficially  own  approximately  46%  of the
                                  issued  and  outstanding  Common  Stock.  See
                                  "Security  Ownership  of  Certain  Beneficial
                                  Owners and Management."

  William L. Westerman    66      Mr.  Westerman  is the  Chairman of the Board        June 1997
                                  for   both   Riviera   Holdings   Corporation
                                  ("Riviera")     and     Riviera     Operating
                                  Corporation,  and  Chief  Executive  Officer,
                                  President,   Secretary   and   Treasurer   of
                                  Riviera   Operating   Corporation.   He   has
                                  served  as  the  Chairman  of  Riviera  since
                                  January  1992.   Mr.   Westerman   previously
                                  served as President  and CEO of  Cellu-Craft,
                                  Inc.   Entities    controlled   by   Morgens,
                                  Waterfall  beneficially  own in excess of 10%
                                  of the outstanding capital stock of Riviera.

Meetings and Committees of the Board of Directors

         During the fiscal year ended January 3, 1998, the Board of Directors held five regular meetings and thirteen special meetings, eight of which were teleconference meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended January 3, 1998.

         The Board of Directors has an audit committee (the "Audit Committee") and the Compensation Committee. The Board of Directors does not have a nominating committee or any other committees.

         The Audit Committee currently consists of Messrs. Taura (Chairman), Klink and Westerman. The Audit Committee met three times during the fiscal year ended January 3, 1998. The functions of the Audit Committee are (i) to review the audit plans, scope, fees, and audit results of the Company's independent auditors; (ii) to review internal audit reports on the adequacy of internal audit controls; (iii) to review non-audit services and fees; and (iv) to review the scope of the internal auditors' plans, the results of their audits, and the effectiveness of the Company's program of correcting audit findings. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company's financial statements.

         The Compensation Committee currently consists of Mr. Westerman (Chairman), Dr. Longmire (ex officio), Mr. Taura and Mr. Waterfall. The Compensation Committee met one time during the fiscal year ended January 3, 1998. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company's executive officers; (ii) to review and administer the Company's incentive, bonus, and employee benefit plans, including the 1993 Plan, the 1994 Plan, and the Non-Employee Directors Stock Option Plan (the "Directors Plan"); (iii) to review the Company's policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession. The Compensation Committee also performs the functions of the nominating committee of the Board of Directors.

Compensation of Directors

         Non-employee members of the Board of Directors are paid a $40,000 annual retainer, plus a fee of $1,500 for each board meeting or committee meeting personally attended after six board meetings have been personally attended, and $500 for each meeting telephonically attended during a calendar year after having attended six board or committee meetings, as applicable, during such year.

         Under the Directors Plan, each incumbent director who was a disinterested person within the meaning of Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), was granted an option to purchase 15,000 shares of Common Stock on the tenth business day of July 1995 and will be granted an identical option on the tenth business day of July of each year thereafter. New directors are granted an option to purchase 21,000 shares of Common Stock on the day they are first elected to and duly qualify as a member of the Board of Directors. The per share exercise price of each option granted under the Directors Plan is equal to the fair market value per share of the Company's Common Stock on the date of grant of the options relating thereto. Twenty-five percent of the shares subject to each option vest on the date that is six months following the date of grant and 25% of the shares vest on each of the first, second and third anniversaries of the date of grant thereafter Options to purchase an aggregate of 450,000 shares of Common Stock may be granted under the Directors Plan.

         If while unexercised options remain outstanding under the Directors Plan, any of the following events occur, all options granted under the Directors Plan become exercisable in full, whether or not they are otherwise exercisable:
(1) any entity other than the Company makes a tender or exchange offer for shares of the Company's Common Stock pursuant to which purchases are made; (2) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell all or substantially all of the assets or adopt a plan of liquidation; (3) the beneficial ownership of securities representing more than 15% of the combined voting power of the Company is acquired by any person; or (4) during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period. In the case of a merger, where the Company is the surviving entity and in which there is a reclassification of the shares of Common Stock, each option shall become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger.


                               EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

      Name              Age                     Title

Dennis B. Longmire......53     Chairman of the Board and Chief Executive Officer
Douglas P. Anderson.....51     Chief Operations Officer
John O. Muse............49     Chief Financial Officer
James A. Ransweiler.....55     President - Darling Rendering
John R. Witt............47     President - Restaurant Services
Robert  E. McMullen.....52     President - International Processing Corp.
Omer A. Dreiling, II....44     Vice President - Western Region
Robert L. Willis........58     Vice President - Central Region
Neil Katchen............52     Vice President - Eastern Region
Joseph R. Weaver, Jr....51     General Counsel and Secretary

     For a description of the business experience of Dr. Longmire, see "Election of Directors."

     Douglas P. Anderson has served as Chief Operations Officer since October 1997 and served as Executive Vice President from December 1995 to October 1997. Prior to December 1995, he served as Vice President of Marketing and Operations since August 1991. From June 1990 to August 1991, Mr. Anderson served as Vice President of Operations. Mr. Anderson is a director of the National Renderers Association and was Vice Chairman of the Fats and Proteins Research Foundation.

     Omer A. Dreiling, II has served as Vice President of the Company's
Western  Region since 1986.  Mr.  Dreiling is a past  president of the Southwest
Meat   Association  and  has  served  as  a  director  of  the  Texas  Renderers
Association.

     James A. Ransweiler has served as President - Darling Rendering since October 1997. From August 1986 to October 1997, he served as Vice President of the Company's Eastern Region, except for the period from January 1989 to June 1990 when he served as Special Projects Coordinator

     Robert E. McMullen has served as President of International Processing Corp. since February 1997. From 1991 to February 1997, he served as Regional Manager of International Processing Corp. From 1982 to 1991, he worked in management positions at International Bakerage.

     Robert L. Willis has served as Vice President of the Company's Central Region since August 1986. From August 1983 to August 1986, he served as Assistant Division Manager of the Company's Midwest Division.

     John R. Witt has served as President - Restaurant Services since October 1997. From January 1996 to October 1997 he served as Vice President and Chief Financial Officer of the Company. He served as Secretary of the Company from June 1996 to April 1997. From March 1992 to May 1995, Mr. Witt served as Chief Financial Officer of Intertrans Corporation, an international freight forwarding company. From May 1995 to December 1995, he served as Chief Financial Officer of Fritz Air Freight Division.

     Joseph R. Weaver, Jr. has served as General Counsel of the Company since March 1997 and as Secretary of the Company since April 1997. From May 1994 to March 1997, he served as Secretary and General Counsel of AAF-McQuay, Inc. From January 1990 to April 1994, Mr. Weaver served as Assistant General Counsel of AAF-McQuay, Inc., then known as Snyder General Corporation.

     John O. Muse has served as Chief Financial Officer since October 1997. From 1994 to October 1997 he served as Vice President and General Manager at Consolidated Nutrition, L.C. Prior to serving at Consolidated Nutrition, Mr. Muse was Vice President of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland Company. From 1988 to 1994 he served as Group Director of Finance and Administration at Central Soya Company, Inc.

     Neil Katchen has served as Vice President of the Company's Eastern Region since October 1997 and served as General Manager of the Company's Newark, New Jersey facility from January 1990 to October 1997.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal years 1997, 1996 and 1995 paid to Dennis B. Longmire, the Company's Chief Executive Officer, and the other four most highly compensated executive officers of the Company who were serving as such at January 3, 1998 (hereinafter collectively referred to as the "Named Officers").

         On November 7, 1997 the Company effected a three-for-one stock split of the common stock outstanding as of October 28, 1997. All common stock and common stock options' information contained herein reflects the three-for-one stock split.


                         SUMMARY COMPENSATION TABLE (1)
                                                                                   Long-Term
                                                         Annual Compensation       Compensation
                                                         -------------------       Number of
  Name and                                                                         Securities            All Other
  Principal Position                      Year          Salary          Bonus      Underlying Options    Compensation
  ------------------                      ----          ------          ------     ------------------    ------------
Dennis B. Longmire,                       1997          $390,000              --            --                --
 Chairman and Chief Executive             1996           390,000        $117,000            --                --
 Officer                                  1995           292,500         261,495       540,000                --


Douglas P. Anderson,                      1997           216,124              --        93,507            $51,806 (3)
 Chief Operations Officer                 1996           206,500          51,625            --                --
                                          1995           196,500         121,830            --                --


James A. Ransweiler,                      1997           205,176          44,184        90,000             26,855 (3)
  President - Darling Rendering           1996           184,000          28,646            --                --
                                          1995           175,000         114,100            --                --

Omer A. Dreiling, II,                     1997           193,654              --            --                --
  Vice President - Western Region         1996           176,000          60,014            --                --
                                          1995           160,000         112,000            --                --

Robert L. Willis                          1997           187,538          44,149            --             37,313 (2)
  Vice President - Central Region         1996           184,000          46,000            --             37,716 (2)
                                          1995           175,000          92,786            --                --

---------------------

(1) No information is provided for fiscal years 1996 and 1995 for any Named Officer who was not an executive officer of the Company during the applicable fiscal year.

(2) Amount represents payment of legal fees under a letter agreement between Mr. Willis and the Company whereby the Company agreed to pay for legal expenses for Mr. Willis in connection with a certain legal matter. However, if it is determined under the General Corporation Law of the State of Delaware that Mr. Willis was not entitled to this indemnification by the Company for his legal expenses in connection with the matter, he is required to reimburse the Company.

(3) Amounts represent moving expense allowances and reimbursements made by the Company.


OPTION GRANTS


         The following table sets forth certain information regarding options granted to the Named Officers during the fiscal year ended January 3, 1998:

                                        OPTION GRANTS IN LAST FISCAL YEAR
                                                Individual Grants
                           -------------------------------------------------------
                             Number of      Percent of                                Potential Realizable Value at
                             Securities     Total Options    Exercise                 Assumed Annual Rates of Stock
                             Underlying      Granted to        Price    Expiration    Price Appreciation for Option
                              Options       Employees in     Per Share     Date                  Term (1)
                              Granted        Fiscal Year                                  5%             10%
                           --------------- ---------------- ----------- ------------  ---------------------------------
     Dennis B. Longmire           -               -             -            -             -              -
     Douglas P. Anderson       93,507          15.53%         $9.50      12/03/07       $558,657      $1,415,748
     James A. Ransweiler       90,000          14.94%         $9.25       9/03/07       $523,555      $1,326,791
     Omer A. Dreiling, II         -               -             -            -             -              -
     Robert L. Willis             -               -             -            -             -              -


(1)"Potential Realizable Value" is disclosed in response to Securities and Exchange Commission rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such options and the exercise price of such options. The values disclosed are not intended to be, and should not be interpreted by investors as, representations or projections of future value of the Company's stock or of the stock price.



Option Exercises and Year-End Options Values

         The following table sets forth certain information with respect to options exercised during the fiscal year ended January 3, 1998 by each of the Named Officers and the value of unexercised options held by each of the Named Officers at January 3, 1998:


          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                            Options Exercised in Fiscal 1997     Number of Securities       Value of Unexercised
                            --------------------------------    Underlying Unexercised      In-the-Money Options
                              Shares                          Options at January 3, 1998      at January 3, 1998
                            Acquired on                           Exercisable (E)            Exercisable (E)
                             Exercise      Value Realized        Unexercisable (U)          Unexercisable(U)(1)
                           ---------------------------------- ---------------------------- -------------------------
      Dennis B. Longmire         ---               ---            540,000 (E)               $2,047,680 (E)
                                                                        0 (U)                        0 (U)

      Douglas P. Anderson        ---               ---            188,209 (E)                  930,147 (E)
                                                                   70,130 (U)                        0 (U)

      James A. Ransweiler        ---               ---            187,332 (E)                  930,147 (E)
                                                                   67,500 (U)                        0 (U)


      Omer A. Dreiling, II       ---               ---            164,832 (E)                  930,147 (E)
                                                                        0 (U)                        0 (U)

      Robert L. Willis           ---               ---             65,934 (E)                  372,066 (E)
                                                                        0 (U)                        0 (U)
--------------------

(1) Based on the difference between the closing price of the Common Stock on January 3, 1998 ($8.50 per share) and the exercise price of the option.

Employment Agreements

         Dr. Longmire was party to an Employment Agreement with the Company dated March 31, 1995 (the "Longmire Agreement") for an initial term expiring on March 31, 1998. The Longmire Agreement was not renewed upon completion of the initial term. Pursuant to the Longmire Agreement, Dr. Longmire received annual base salary compensation of $390,000 and was entitled to receive incentive compensation based on the Company's attaining or exceeding certain financial performance goals. In addition, Dr. Longmire was entitled to receive such stock options as may be approved by the Board of Directors. For fiscal year 1998, Dr. Longmire continues to receive annual base salary compensation of $390,000 and is entitled to receive incentive compensation based on the Company's attaining or exceeding certain financial performance goals.


Severance Agreements

         The Company has entered into severance agreements with Messrs. Longmire, Anderson, Ransweiler, Dreiling, and Willis which provide for severance compensation equal to one year's compensation to the officer in the event of a termination of the officer's employment unless such termination is voluntary or based upon cause as defined in the agreement.


Stock Option Plans

1993 Plan. The Board of Directors has suspended the 1993 Plan and no further options are to be issued under such plan. Officers and other key employees of the Company and its subsidiaries were eligible to receive options under the 1993 Plan. In December 1993, the Company granted options covering 1,483,500 shares of Common Stock to seven members of the Company's management pursuant to the 1993 Plan. The exercise price of these options is $2.857 per share. These options vested 20% on the date of grant and vest 20% on each anniversary date thereof. The vesting schedule for the options granted under the 1993 Plan is accelerated by one year upon the termination of a grantee's employment. The options granted pursuant to the 1993 Plan are intended to be incentive stock options to the maximum extent permissible under the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options to the extent not incentive stock options. 184,066 of the shares covered by these options were transferred to the 1994 Plan prior to the three-for-one stock split, pursuant to shareholder approval at the annual meeting of stockholders held May 20, 1997.

1994 Plan. The Compensation Committee may grant options under the 1994 Plan to officers and other key employees of the Company and its subsidiaries. The purpose of the 1994 Plan is to attract, retain and motivate officers and key employees of the Company, and to encourage them to have a financial interest in the Company. In 1994, 500,000 options were authorized for the 1994 Plan and pursuant to stockholder approval at the annual meeting of stockholder held May 20, 1997, 184,066 options forfeited or canceled under the 1993 Plan were authorized as additional options available for grant under the 1994 Plan. Therefore, after the effect of the three-for-one stock split, a total of 2,052,198 options were authorized to be granted under the 1994 Plan. The exercise price of these options is the Fair Market Value of the stock on the date of the grant of the option. Options granted pursuant to the 1994 Plan typically vest 20% on the date of grant and 20% on each anniversary date therof.

Directors Plan. For a description of the Directors Plan, see the disclosure set forth under Compensation of Directors herein.

Annual Incentive Plan

         The Annual Incentive Plan is administered by the Compensation Committee and provides incentive cash bonuses to corporate and regional executives. In 1997, the Annual Incentive Plan was tied principally to actual levels of cash flow at the corporate or division level relative to budgets established at the beginning of the year.

         The total amount of incentive compensation under the program is subject to boundaries established by formula and expressed in terms of a percentage of base salary. For 1997 and prior years, a "target" bonus was paid when corporate or division objectives were achieved at the 100% level, no bonus was paid below the 80% level and a maximum bonus was paid when 125% of the corporate or division budget was achieved.

Pension Plan Table

         The following table illustrates the approximate annual pension that the Named Officers would receive under the Salaried Employee's Retirement Plan (the "Retirement Plan") if the plan remains in effect and a Named Officer retired at age 65. However, because of changes in the tax laws or future adjustments to benefit plan provisions, actual pension benefits could differ significantly from the amounts set forth in the table.

                                         Estimated Annual Pension
                           --------------------------------------------------
                                             (Years of Service)
   Average Annual Salary
  During the Last 5 Years      15        20         25        30         35
  -----------------------  --------  --------   -------   --------   --------
         $150,000          $40,500   $54,000    $67,500    $71,250    $75,000
          175,000           47,250    63,000     78,750     83,125     87,500
          200,000           54,000    72,000     90,000     95,000    100,000
          235,840           63,677    84,902    106,128    112,024    117,920

         The above amounts do not reflect the compensation limitations for plans qualified under the Code, effective January 1, 1994. Effective January 1, 1997, annual compensation in excess of $160,000 ($235,840 for 1993) is not taken into account when calculating benefits under the Retirement Plan. Such limitation will not, however, operate to reduce plan benefits accrued as of December 31, 1993.

         If the Named Officers remain employees of the Company until they reach age 65, the years of credited service for Messrs. Longmire, Anderson,
Ransweiler, Dreiling and Willis will be as follows: Longmire, 13 years; Anderson, 22 years; Ransweiler, 23 years; Dreiling, 35 years; and Willis, 29 years.

         The Retirement Plan is a non-contributory defined benefit plan. Office and supervisory employees of the Company, not covered under another plan, automatically become participants in the plan on the earlier of January 1 or July 1 following completion of 1,000 hours of service in a consecutive twelve-month period. Upon meeting the eligibility requirement, employees are recognized as a participant from the date of commencement of their service with the Company. Eligible employees become fully vested in their benefits after completing five years of service. Benefits under the Plan are calculated on "average monthly pay" based upon the highest 60 consecutive months of the latest 120 months (and subject to the limitations discussed above) and the years of service completed.

     The basic pension benefit is equal to 45% of the employee's average monthly pay, reduced proportionally for years of service less than 25 years. The multiple is increased 0.5% per year for years of service in excess of 25 years to a maximum of 15 additional years.


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Mr. Westerman (Chairman), Dr. Longmire (ex officio) Chairman and Chief Executive Officer of the Company, Mr. Taura and Mr. Waterfall, each of whom is a director of the Company.

     The Company paid Mr. Taura fees and expenses of $63,368 related to management consulting services provided to the Company with respect to the Company's 1997 fiscal year.

                    REPORT OF THE COMPENSATION AND MANAGEMENT
                 DEVELOPMENT COMMITTEE ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

         The Company's executive compensation program is designed to attract, motivate, reward and retain the executive officers needed to achieve the Company's business objectives, to increase its profitability and to provide value to its stockholders.

         The program has been structured and implemented to provide competitive compensation opportunities and various incentive awards based on Company and individual performance.

         The Company's executive compensation program is composed of three principal components: base salary, short term incentive awards and long term incentive awards.


Base Salaries

         The base salaries of the Named Officers are set forth in the Summary Compensation Table located on page 9 of the Proxy Statement.

         The base salary of Dr. Longmire was originally established pursuant to his employment agreement with the Company, which was established and reviewed by the Compensation Committee.

         Executive positions are grouped by grades which are part of the Company's overall salary structure. The base salaries of senior executives, except those established by employment agreements, are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted within grade ranges based on individual performance and changes in job content and responsibilities.


Short Term Incentive Awards

         The short-term program, or Annual Incentive Plan, consists of an opportunity for the award of an annual incentive cash bonus in addition to the payment of base salary.

         In 1997, the Company's Annual Incentive Plan for corporate and division executives was tied principally to actual levels of cash flow at the corporate or division level relative to budgets established at the beginning of the year.

         The total amount of incentive compensation under the short-term program is subject to boundaries established by formula and expressed in terms of a percentage of base salary. A "target" bonus is paid when corporate or division objectives are achieved at the 100% level, no bonus is paid below the 80% level and a maximum bonus is paid when 125% of the corporate or division budget is achieved.

         Under his employment agreement, Dr. Longmire was entitled to receive an annual bonus of up to 90% of his annual base salary under terms consistent with the Annual Incentive Plan. In fiscal 1997, the Company did not meet the predetermined threshold established for the payment of cash incentive awards to all employees participating in the Annual Incentive Plan. Under the Annual Incentive Plan, other senior executives are entitled to receive annual bonuses of up to 75% of their base salaries. Only certain senior executives and their key employees received bonuses in 1997, as the Company as a whole did not meet the predetermined threshold.


Long Term Incentive Awards

         In connection with a Company financial restructuring consummated in December 1993, long term incentive awards in the form of stock options were granted to certain executive officers of the Company under the 1993 Plan. In Fiscal 1997, the Board of Directors suspended the 1993 Plan and no further options are to be issued under such plan.

         Under the 1994 Plan, stock options are awarded based on an individual's level of responsibility within his or her area, such individual's executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the market value of the stock on the date of grant. During fiscal 1997, 602,062 options were granted under the 1994 Plan.



May 5, 1998


                                                  William L. Westerman
                                                  Denis J. Taura
                                                  Bruce Waterfall

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market - U.S. Index, AMEX Market Value Index, the Dow Jones Industrial Pollution Control/Waste Management Index, and the Dain Bosworth Food Index for the period from September 14, 1994 to January 3, 1998, assuming the investment of $100 on September 14, 1994 and the reinvestment of dividends.

         The stock price performance shown on the graph only reflects the change in the Company's stock price relative to the noted indices and is not necessarily indicative of future price performance.


                      COMPARISON OF CUMULATIVE TOTAL RETURN

                              DARLING COMMON STOCK
                            NASDAQ STOCK MARKET- U.S.
          DOW JONES INDUSTRIAL POLLUTION CONTROL/WASTE MANAGEMENT INDEX
                            DAIN BOSWORTH FOOD INDEX
                             AMEX MARKET VALUE INDEX




(in this space, paper proxy contains performance graph of cumulative total return for above)





         The Common Stock first became eligible for trading on the Nasdaq Stock Market on September 8, 1994 and, accordingly, total return is measured from the closing price on September 14, 1994, the first date on which the stock traded on the Nasdaq Stock Market. On September 12, 1997, the Common Stock began trading on the American Stock Exchange and ceased trading on the Nasdaq Stock Market.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of April 15, 1998, by each person or group within the meaning of Rule 13(d)-3 under the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company and is based upon information provided to the Company by such persons:

                                                        Amount and
                                                         Nature of
                 Name and Address                      Beneficial       Percent
                of Beneficial Owner                   Ownership (1)    of Class

    Phoenix Partners..............................       260,940          1.67%
    Betje Partners................................        91,152          0.59%
    Phaeton B.V.I.................................       182,349          1.17%
    Morgens Waterfall Income Partners.............       233,187          1.50%
    Morgens, Waterfall, Vintiadis & Company, Inc..       273,501(2)       1.75%
    Restart Partners L.P..........................       884,193          5.67%
    Restart Partners II, L.P......................     1,746,980         11.18%
    Restart Partners III, L.P.....................     1,445,937          9.25%
    Restart Partners IV, L.P......................       900,369          5.77%
    Restart Partners V, L.P.......................       150,000          0.96%
    MWV Employee Retirement Plan Group Trust......        70,119          0.45%
    Endowment Restart, L.L.C......................     1,266,775          8.11%
    Edwin H. Morgens..............................     7,161,882(3)      45.36%
    Bruce Waterfall ..............................     7,205,382(4)      45.51%
    (collectively the "MW Group")
    MW Group
        10 East 50th Street
        New York, NY  10022.......................     7,298,001(5)      46.10%

    CIBC Oppenheimer Corp.
        Oppenheimer Tower
        World Financial Center
        New York, NY  10281.......................     1,654,479         10.62%


    Intermarket Corp.
    667 Madison Ave.
    New York, NY  10021...........................     1,847,304         11.86%

    ----------------

(1) Except as otherwise indicated in footnotes 2, 3, 4, and 5 hereto, the entities named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

(2) Morgens Waterfall Vintiadis & Company, Inc. does not directly own any of the Common Stock or options described in footnote 5 hereto but may be deemed to indirectly beneficially own 273,501 shares of Common Stock, assuming exercise of the options, by virtue of contracts with Phaeton B.V.I. and Betje Partners pursuant to which Morgens Waterfall Vintiadis & Company, Inc. provides investment advisory services.

(3) Edwin H. Morgens does not have direct beneficial ownership of the Common Stock or options described in footnote 5 hereto. Mr. Morgens may be deemed to indirectly beneficially own 7,161,882 shares of Common Stock, assuming exercise of the options described in the second to last sentence of footnote 5 hereto, by virtue of his positions as managing member of each of MW Management, L.L.C., MW Capital, L.L.C. and Endowment Prime, L.L.C., as general partners of Phoenix Partners and Morgens Waterfall Income Partners and managing member of Endowment Restart, L.L.C., respectively; as Chairman of the Board of Directors and Secretary of Morgens Waterfall Vintiaids & Company, Inc.; as Chairman of the Board of Directors and Secretary of Prime, Inc., as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively.

(4) Bruce Waterfall does have direct beneficial ownership of options for 66,000 shares, of which 43,500 are presently exercisable. He may be deemed to indirectly beneficially own 7,161,882 shares of Common Stock, assuming exercise of the options described in footnote 5 hereto, by virtue of his positions as managing member of each of MW Management, L.L.C., MW Capital, L.L.C. and Endowment Prime, L.L.C., as general partners of Phoenix Partners and Morgens Waterfall Income Partners and managing member of Endowment Restart, L.L.C., respectively; as President, Assistant Secretary and a Director of Morgens Waterfall Vintiadis & Company, Inc.; as President and a Director of Prime, Inc. as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively.

(5) Includes options, which are immediately exercisable, in the following amounts for each entity: Phoenix Partners (6,498 options); Betje Partners (2,322 options); Phaeton B.V.I. (4,620 options); Morgens Waterfall Income Partners (7,014 options); Morgens, Waterfall, Vintiadis & Company, Inc. (6,942 options); Restart Partners L.P. (26,603 options); Restart Partners II, L.P. (52,562 options); Restart Partners III, L.P. (43,500 options); Restart Partners IV, L.P. (27,087 options); MWV Employee Retirement Plan Group Trust (1,680 options); Endowment Restart, L.L.C. (38,114 options), Edwin H. Morgens may be deemed to have indirect beneficial ownership of 208,320 options. Bruce Waterfall has direct beneficial ownership of 66,000 options, of which 43,500 are presently exercisable, and may be deemed to have indirect beneficial ownership of an additional 208,320 options.

Security Ownership of Management

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of April 15, 1998, by each nominee for director, each Named Officer and by all executive officers and directors as a group:

                                                      Former                            Common Stock
                                     Common           Class A        Unexercised        Beneficially           Percent of Common
    Name of Individual               Stock Owned      Options (1)    Plan Options (2)   Owned (3)              Stock Owned
    ------------------               -----------      -----------    ----------------   -----------------       -----------
Fredric J. Klink                         90,000               0             43,500           133,500                *
Denis J. Taura                           30,000          30,000             43,500           103,500                *
Douglas P. Anderson                          12               0            188,209           188,221             1.19%
Omer A. Dreiling, II                          0               0            164,832           164,832             1.05%
Dennis B. Longmire                          300               0            540,000           540,300             3.35%
Robert E. McMullen                            0               0             19,500            19,500                *
James A. Ransweiler                           0               0            187,332           187,332             1.19%
Bruce Waterfall (4)                   6,953,562         208,320             43,500         7,205,382            45.51%
 Robert L. Willis                        24,327               0             65,934            90,261                *
 John R. Witt                                 0               0             56,250            56,250                *
 Joseph R. Weaver, Jr.                        0               0             17,550            17,550                *
William L. Westerman                          0               0              9,000             9,000                *
John O. Muse                              1,000               0                  0             1,000                *
Neil Katchen                                  0               0             26,040            26,040                *
All executive officers and directors
   as a group (14 persons)            7,101,201         238,320          1,405,147         8,744,668            50.77%
------------------

* Represents less than one percent of the Common Stock outstanding.

(1) These Class A options were canceled and the numbers represent options to purchase shares of Common Stock.

(2) Represents options that have vested and are exercisable as of June 15, 1998.

(3) Except as otherwise indicated in the columns "Former Class A Options" and footnote 1 thereto and "Unexercised Plan Options" and footnote 2 thereto and in footnote 4 hereto, the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

(4) Based on his management positions with the MW Group, Mr. Waterfall may be deemed to indirectly beneficially own 7,227,882 of the securities listed, assuming exercise of all of the options. See footnote 4 to "Security Ownership of Certain Beneficial Owners" table above.

                                 Proposal No. 2

                        PROPOSAL TO APPROVE AN AMENDMENT
                                TO THE 1994 PLAN

         The Board of Directors unanimously recommends the approval of an amendment to the Company's 1994 Plan to increase the number of shares of Common Stock available thereunder from 2,052,198 to 2,552,198.

General

         The Board adopted the 1994 Plan in July of 1994 and the Company's Stockholders approved the 1994 Plan at the June 7, 1995 annual meeting of stockholders. Under the 1994 Plan, the Compensation Committee may grant options to officers and other key employees of the Company and its subsidiaries. The purpose of the 1994 Plan is to attract, retain and motivate officers and key employees of the Company, and to encourage them to have a financial interest in the Company.

         The number of grantees and the number of shares of Common Stock subject to options awarded to each grantee may vary from year to year. The maximum number of shares of Common Stock for which an individual may receive awards of options is limited to 200,000 shares of Common Stock over a one-year period. The Company estimates that approximately 80 employees of the Company and its subsidiaries will be eligible to receive options under the 1994 Plan, including the Chief Executive Officer and the other most highly compensated current executive officers named in the Summary Compensation Table.

         The shares of Common Stock may be unissued shares or treasury shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's shares of Common Stock, appropriate adjustments will be made by the Committee in the number of shares that may be issued in the future and in the number of shares and price under all outstanding grants made before the event. If shares of Common Stock under an option are not issued, those shares of Common Stock will again be available for inclusion in future grants. The awards authorized under the 1994 Plan are subject to applicable tax withholding by the Company.

         To exercise an option, an optionee may pay the exercise price in cash, or if permitted by the Committee, by delivering other shares of Common Stock.


Grants Under the Plan

         Options for Employees. The Committee may grant employees options qualifying as incentive stock options under Section 422 of the Code and non-qualified stock options. The exercise price of an incentive stock option will be equal to the fair market value of the Common Stock on the date of grant. With respect to any individual who owns 10% or more of the stock of the Company (a "10% Owner") the exercise price for an incentive stock of the Company will be equal to 110% of the fair market value of the Common Stock on the date of grant. For purposes of the 1994 Plan, fair market value means, on any date, the closing price for the Common Stock as reported on the American Stock Exchange on such date. As of April 15, 1998, the fair market value of the Common Stock was $8.125 per share.

         The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. With respect to a 10% Owner, the term of incentive stock options may not exceed five years from the date of grant. The Committee will determine the time or times when each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

         Termination of Employment. In the event of termination of employment by reason of long-term disability or death, any option held by an employee may thereafter be exercised in full for a period of one year or anytime prior to the expiration date of the option, whichever is the shorter period, subject in each case to the stated term of the option. In the event of an employee's termination of employment for cause, any options held by him will be forfeited. In the event of an employee's termination of employment for any reason other than long-term disability, death or cause, any options held by him will be exercisable, to the extent exercisable at the date of termination, for a period of three months.

         Change in Control Provisions. If while unexercised options remain outstanding under the 1994 Plan, any of the following events occur, all options granted under the 1994 Plan become exercisable in full, whether or not they are otherwise exercisable: (1) any entity other than the Company makes a tender or exchange offer for shares of the Company's Common Stock pursuant to which purchases are made; (2) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell all or substantially all of the assets or adopt a plan of liquidation; (3) the beneficial ownership of securities representing more than 15% of the combined voting power of the Company is acquired by any person; or
(4) during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period. In the case of a merger, where the Company is the surviving entity and in which there is a reclassification of the shares of Common Stock, each option shall become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger.

         Other Information. Awards under the 1994 Plan are not transferable except by will or the laws of descent and distribution and may be exercised only by the grantee during his or her lifetime. The Board may terminate or suspend the 1994 Plan at any time but such termination or suspension will not affect any options then outstanding under the 1994 Plan. The 1994 Plan may be terminated at any time by action of the Board of Directors, but awards granted prior to such termination will continue in effect until they expire in accordance with their terms. The Board or the Committee may also amend the 1994 Plan as it deems advisable; however, it is presently intended that all material amendments to the 1994 Plan will be submitted to the stockholders for their approval to the extent required by Rule 16b-3 promulgated under the Exchange Act, as time to time in effect, and under the Code. The Committee may amend the term of any award or option theretofore granted retroactively or prospectively, but no such amendment will adversely affect any such award or option without the holder's consent.


Federal Income Tax Consequences

         The following is a brief summary of the principal federal income tax consequences to the Company and participants in the 1994 Plan based on federal income tax laws currently in effect.

         Non-qualified Stock Options. An individual who receives a non-qualified stock option will not recognize income upon its grant; however, such individual may recognize ordinary income upon the exercise of such option, in which event the Company will receive a tax deduction equal to the amount of income recognized, provided that any applicable withholding requirements are satisfied. Generally, the amount of such ordinary income and deduction is the excess, if any, of the fair market value on the exercise date of the shares of Common Stock acquired over the aggregate price paid. Any ordinary income recognized by an individual upon the exercise of a non-qualified stock option will increase his tax basis for the shares of Common Stock received. Upon a subsequent sale or exchange of such shares of Common Stock, the individual will recognize capital gain or loss to the extent of the difference between the selling price of such shares of Common Stock and his tax basis in such shares of Common Stock. Such gain or loss will be long-term or short-term capital gain or loss, depending on the individual's holding period for such shares of Common Stock.

         If the holder of a non-qualified stock option pays the exercise price, in whole or in part, with previously acquired shares of Common Stock, the holder will recognize ordinary income in the amount by which the fair market value of the shares of Common Stock received exceeds the exercise price. The individual will not recognize gain or loss with respect to the previously acquired shares of Common Stock that are delivered to the Company. The shares of Common Stock received by the holder equal in number to the previously acquired shares of Common Stock exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares of Common Stock. Shares of Common Stock received by the holder of the non-qualified stock option in excess of the number of previously acquired shares of Common Stock will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares of Common Stock will commence as of the date of exercise.

         Incentive Stock Options. An employee will not receive income upon either the grant of an incentive stock option or upon the exercise of the incentive stock option. The employee will recognize gain or loss, depending on his basis in the shares of Common Stock (which is generally equal to the exercise price paid for the shares), upon the sale or other disposition of the shares of Common Stock acquired upon exercise. If certain statutory holding periods are met, such gain or loss will be long-term capital gain or loss and the Company will not be entitled to any federal income tax deduction. If the holding periods are not met, the employee may be required to recognize ordinary income and the Company will be entitled to a tax deduction equal to the amount of ordinary income, if any, recognized, provided that applicable withholding requirements are satisfied.

         Incentive stock options will be treated as non-qualified stock options to the extent that the aggregate fair market value of the shares of Common Stock (determined at the time the options are granted) with respect to which incentive stock options are exercisable for the first time by an individual during a calendar year (whether as a result of acceleration of exercisability or otherwise) exceeds $100,000.

         An employee who exercises an incentive stock option may be subject to an alternative minimum tax since, for purposes of the alternative minimum tax, the option will be treated as a non-qualified stock option. Accordingly, the taxable event for alternative minimum tax purposes will generally occur on the exercise of the option.

         Other Matters. The 1994 Plan is intended to comply with Section 162(m) of the Code which was enacted as part of the Omnibus Budget Reconciliation Act of 1993. Section 162(m) of the Code prohibits a publicly-held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. Upon approval of the proposed amendment of the 1994 Plan by the Stockholders, options awarded under the 1994 Plan covering the additionally authorized shares of Common Stock will qualify as performance-based compensation, as defined in Code Section 162(m) and the regulations issued by the Department of the Treasury under this Section. As such, the income attributable to such options will not be subject to the deduction limit of Code Section 162(m).

Prior Grants Under 1994 Plan

         A total of 500,000 shares of Common Stock was originally authorized for issuance pursuant to the 1994 Plan. Subsequently, the Compensation Committee and the Board of Directors of the Company recommended that an additional 184,066 shares of Common Stock be made available under the 1994 Plan. These shares of Common Stock were those shares that remained unissued under the 1993 Plan under which no further options will be granted. These recommended shares of Common Stock for the 1994 Plan were approved by the Company's stockholders at the regular annual meeting of stockholders held May 20, 1997. Therefore, taking into account the three-for-one stock split effected November 7, 1997, there are a total of 2,052,198 shares of Common Stock available for grant under the 1994 Plan. Options covering a total of 2,028,862 shares of Common Stock have been granted under the 1994 Plan. During the Company's 1997 fiscal year, options covering a total of 602,062 shares of Common Stock were granted under the 1994 Plan. Of those options covering the 602,062 shares of Common Stock, options covering 413,607 shares were granted to executive officers (as a group) and options covering 188,455 shares were granted to employees (as a group).

         The following table sets forth all grants of options made under the 1994 Plan to executive officers and employees of the Company. No directors who are not executive officers received options under the 1994 Plan.


                                1994 Plan Awards

                                                        Number of Shares of Common       Average Exercise Price Per
                                                         Stock Subject to Options         Share of Options Received
Name of Individual or Group                                      Received
-----------------------------                           -----------------------------     ----------------------------
Dennis B. Longmire
    Chairman  and Chief Executive Officer............                540,000                           $4.708
Douglas P. Anderson
    Chief Operations Officer.........................                 93,507                           $9.500
John O. Muse
    Vice President and Chief Financial Officer.......                 45,000                          $10.875
James A. Ransweiler
    President-Darling Rendering......................                 90,000                           $9.250
Omer A. Dreiling, II
    Vice President-Western Region....................                      0                                -
Robert L. Willis
     Vice President-Central Region...................                      0                                -
Robert E. McMullen
      President-International Processing Corp........                 67,500                           $9.042
Neil Katchen
       Vice President-Eastern Region.................                 73,800                           $8.631
John R. Witt
      President-Darling Restaurant Services..........                135,000                           $9.646
Joseph R. Weaver, Jr.
      General Counsel and Secretary..................                 35,100                           $8.417
All Current Executive Officers as a Group............              1,079,907                           $7.035
All   Current   Directors   who  are  not   Executive
     Officers,  as a Group............................                     0                                -
All Employees, including all Current Officers who
     are not Executive Officers, as a Group..........                948,955                           $7.136


Reason for Proposal

     Since only 23,336 more shares are available for issuance under the 1994 Plan, the Compensation Committee and the Board of Directors of the Company believe it would be desirable to have more shares of Common Stock available under the 1994 Plan for incentive purposes. They therefore recommend that the Company's Stockholders approve an amendment to the 1994 Plan to make an additional 500,000 shares of Common Stock (all of which are either unissued shares or treasury shares) available for issuance thereunder. The Compensation Committee and the Board of Directors of the Company have not specified any grantees of the additional 500,000 proposed shares of Common Stock under the 1994 Plan. This amendment, which would amend Section 1.4 of the 1994 Plan entitled "Stock Subject to the Plan" by striking the number "2,052,198" in the second sentence and inserting in its place the number "2,552,198", will allow the 1994 Plan to remain in effect and should address the need for available shares for a number of years.


In all other respects, the provisions of the 1994 Plan will remain the same.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) reports they file.

     To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, all reports required by Section 16(a) of the Exchange Act were filed on a timely basis except for the following: The following forms were not filed, although the transactions were subsequently reported on a Form 5: (1) a Form 4 for the grant of options received by Fredric Klink; and (2) (a) a Form 3 for Neil Katchen and (b) a Form 3 for John Palazzo. Other than the aforementioned late filings and late transactions, to the Company's knowledge all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

                              INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending January 2, 1999. A representative of KPMG Peat Marwick LLP will be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.

                        PROPOSALS FOR STOCKHOLDER ACTION

                            I. ELECTION OF DIRECTORS

     The nominees for election as directors are Fredric J. Klink, Dennis B. Longmire, Denis J. Taura, Bruce Waterfall and William L. Westerman. Information concerning the nominees is set forth in the section captioned "Election of Directors."

              THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                      II. PROPOSAL TO APPROVE AN AMENDMENT
                            TO THE DARLING 1994 PLAN

     The Board of Directors recommends that the Company's Stockholders approve an amendment to the 1994 Plan to make an additional 500,000 shares of Common Stock available for issuance thereunder.

            THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT


                                  OTHER MATTERS

     The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1999 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 1999, in order to be included in the proxy statement and form of proxy for such meeting.


                                             By Order of the Board of Directors


                                             /s/ Joseph R. Weaver, Jr.
                                             ---------------------------
                                             JOSEPH R. WEAVER, JR.
                                             Secretary

May 5, 1998
Irving, Texas


     STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

PROXY

                           DARLING INTERNATIONAL INC
       Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders to be held on May 27, 1998

     The undersigned hereby appoints Dennis B. Longmire and Joseph R. Weaver, Jr., or either of them, his true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the annual meeting of stockholders of Darling International Inc., to be held at The Mansion on Turtle Creek, 2821 Turtle Creek, Dallas, Texas 75219, on Wednesday, May 27, 1998, and at any adjournments thereof, on all matters coming before said meeting.

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Proxies cannot vote your shares unless you sign and return this card.

(Continued, and to be signed on reverse side)      SEE REVERSE SIDE

/X/ Please mark votes as in this example.


1. Proposal No. 1:  Election of Directors

   Nominees:  Fredric J. Klink, Dennis B. Longmire,
              Denis J. Taura, Bruce Waterfall and
              William L. Westerman
            For / /          Withheld / /

   / /
       --------------------------------------
       for all nominees except as noted above


2. Proposal No. 2: Amendment to increase the number of shares available under the 1994 Employee Flexible Stock Option Plan.
           For / /          Withheld / /          Abstain   / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly coome before the meeting or any adjournments thereof.


MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT  / /

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


Please  sign  exactly  as  name appears hereon.   Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                 Date:         Signature:                  Date:
          ----------------      -------            -----------------      ------